UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
March 27, 2023
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Appointment of Chief Operating Officer
On March 27,

2023, Cal-Maine Foods,

Inc. (the “Company”)

issued a press

release announcing that

Todd Walters,

Vice President,
Operations, has been appointed Chief Operating Officer effective March 27, 2023.
Walters (age

52) joined

the Company

in 1997.

Since 2011,

he has

served as

Vice President

of Operations

for the

Company’s
operations in

South Texas,

as well

as our

subsidiary Wharton

County Foods,

LLC’s facility

in Boling,

Texas. He

previously served
in management positions at other locations of

the Company in Mississippi, Kansas, New

Mexico, and Ohio. Walters has served
on the Board of The Ohio

Poultry Association and

The Texas Poultry Federation, where

he is currently an ex-officio member.

He
is also

an active

member of

the United

Egg Producers.

Walters is

a graduate

of Mississippi

State University

with a

bachelor's
degree in agriculture with a major in poultry science.
As a member of the

executive management team of the Company, Walters

receives compensation, including base pay, bonuses,
certain employee

benefits, and

awards under

the Company's

long-term incentive

plan. Walters

will receive

a base

pay of

$229,341.
Walter’s will be

eligible to receive

bonus payments under

our general bonus

program. Officers in this

program are eligible

to earn
a bonus equal to 50% of

the sum of the officer’s

base salary plus such officer’s

prior year’s bonus. Walters

will also be eligible
to

receive

stock

grants

under

the

Company’s

long-term

incentive

plan

(“LTIP”)

which

is

administered

by

the

Long-Term
Incentive Plan

Committee. While

the LTIP

Committee has

not developed

formal policies

concerning the

timing of

grants and
other

matters,

its

practice

has

been

to

authorize

grants

of

restricted

shares

annually

in

mid-December,

with

the

grants

being
effective the following

January. Walters will also receive

other customary

benefits provided

to executive

officers of the

Company.
There are no

arrangements or understandings between

Walters and any

other person pursuant

to which Walters was

selected as
an officer of the Company. Walters does not have any family relationship with any director or executive officer of the Company.
There are

no related

party transactions

involving Walters

and the

Company that

require disclosure

under Item

404(a) of

Regulation
S-K.
A copy of the Company’s press release is attached hereto as

Exhibit 99.1 to this Current Report.
Supplemental Executive Retirement Plan and Split Dollar Life Insurance Plan
On March

24, 2023,

the Company

adopted the

Cal-Maine Foods,

Inc. Supplemental

Executive Retirement

Plan (“SERP”),

an
unfunded

deferred

benefit

plan,

and

a

Split

Dollar

Life

Insurance

Plan

(“Split

Dollar Plan”

and

together

with

the

SERP,

the
“Plans”) designed

to provide

deferred compensation

and a

pre-retirement death

benefit for

a select

group of

management or

highly
compensated

employees

of

the

Company.

The

Plans

are

effective

March

1,

2023

and

are

designed

to

be

exempt

from

the
requirements of the

Employee Retirement Income

Security Act of 1974, as

amended (“ERISA”) as

unfunded arrangements for
the benefit of a select group of highly compensated or management employees.
Sherman

Miller,

President

and

CEO,

Max

Bowman,

Vice-President

and

CFO,

and

Rob

Holladay,

Vice-President

–

General
Counsel are participating in the

Plans. Provided the vesting

conditions are met, participants

in the SERP

are eligible to receive an
aggregate Retirement Benefit (as

defined in the SERP) of

$500,000, which is paid in

annual installments of $50,000

for 10 years.
A participant

becomes vested

in the

Retirement Benefit

over five

years of

plan participation

at 20%

per year.

If a

participant
becomes disabled, attains the retirement age of

65, or the Company experiences a change

in control, vesting will be accelerated
to 100%. If a participant dies while employed,

he or she will not receive any benefits

under the SERP, but their beneficiaries will
instead be

entitled to the

life insurance benefit

provided under the

Split Dollar Plan,

which is $500,000.

Participants forfeit all
benefits if terminated for cause.
The Company

has the

right, in

its discretion,

to amend

or terminate

the Plans

at any

time provided

that no

amendment shall
deprive a

participant or beneficiary

of a

vested benefit amount

accrued prior

to the date

of the

amendment without the

written
consent of the

participant or beneficiary. A copy of the

Plans are filed

with this Form

8-K as Exhibits

No. 10.1 and

10.2. As of
the date of this Form 8-K, there are three Participants in the Plans.

Item 9.01.

Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
10.1
Supplement Executive Retirement Plan, adopted March 24, 2023
10.2
Split Dollar Life Insurance Plan, adopted March 24, 2023
99.1
Press Release issued by the Company on March 27, 2023
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: March 27, 2023
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer